<PAGE 1>

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)  March 15, 1999

                   IBM CREDIT RECEIVABLES, INC., ON BEHALF OF THE
                   IBM CREDIT RECEIVBALES LEASE ASSET MASTER TRUST
           (Issuer of the 4.55% Class A Lease Backed Certificates, Series
                                       1993-1,
            5.33% Class A-1 Lease Backed Certificates, Series 1994-1 and
              6.55% Class A-2 Lease Backed Certificates, Series 1994-1)
               (Exact name of registrant as specified in its charter)


                   DELAWARE                  33-69028           06-1383202
          (State or other Jurisdiction       Commission     (IRS Employer
          of Incorporation)                  File Number)   Identification
          No.)


                North Castle Drive, MS NCA-306
                     Armonk, New York                            10504-1785
               (Address of principal executive offices)          (Zip Code)




          Registrant's telephone number, including area code
          914-765-1900

                                   Not Applicable
               (Former Name or Former Address, if Changed Since Last
          Report)


          Item 5. Other Events

               The Registrant is filing all the exhibits listed in item 7 below.

          Item 7.        Financial Statements, Pro Forma Fiancial
                         Information and Exhibits.

          Exhibit 7.1 Monthly Statement for the 4.55% Class A Leased Backed Certificates, Series 1993-1, with report to the Distribution Date occuring on the date of this report.

           Exhibit   7.2 Monthly Statement for the 5.33% Class A-1 Lease
                         Backed Certificates, Series 1994-1 and the 6.55% Class A-2 Lease Backed Certificates, Series 1994-1, with report to the Distribution Date occurring the date of this report.




                                     SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                        IBM CREDIT RECEIVABLES LEASE ASSET
                                        MASTER TRUST



                                        By:  IBM CREDIT RECEIVABLES, INC.



                                        By:

                                        ______________________________
                                        Name:John V. Palermo
          Date:  March 15, 1999         Title:President and Treasurer

          <PAGE 2>

                                     MONTHLY STATEMENT
          Exhibit 7.1

                           IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST


                                            SERIES 1993-1


                   Delivered pursuant to Section 4.05 of the Pooling
                   and Servicing Agreement dated as of November 1, 1993,
                   between IBM Credit Receivables, Inc., a Cayman
                   Islands company, as Seller (the "Seller"), IBM Credit
                   Corporation, a Delaware corporation, as Servicer (the
                   "Servicer"), and Norwest Bank Minnesota, National
                   Association, a national banking association, as trustee
                    (the"Trustee"), set forth below is the required
          information
                   with respect to the Distribution Date of March 15, 1999
                   and with respect to the performance of the Trust during
          the
                   Collection Period from February 2, 1999  to March 1,
          1999.
                   Capitalized terms used in this Certificate have their
                   respective meanings set forth in the Pooling and
          Servicing
                   Agreement:
          A)Information Regarding the Current      Total      Per $1000
          Monthly Distribution (Stated in total Distribution  Original
          Distribution                                        Certificate
          and on the basis of $1,000 Original                    Principal
          Certificate Principal Amount).                         Amount
                   (1)     The amounts by Class of the
                   distribution to Class A Certificateholders
                   and the Class B Certificateholders
                   on March 15, 1999.

                   Class A                                744,310.50
          0.74431
                   Class B                                131,348.94
          0.74431

          <PAGE 3>

                   (2)    The amounts by Class of the
                   distribution set forth in paragraph 1
                   above in respect of interest on the
                   Class A Certificates and the Class B
                   Certificates.

                   Class A                                 20,202.32
          0.02020
                   Class B                                  3,565.12
          0.02020

                   (3)    The amount by Class of the
                   distribution set forth in paragraph 1
                   above in respect of principal of the
                   Class A Certificates and the Class B
                   Certificates.

                                         -1-


                   Class A                                724,108.18
          0.72411
                   Class B                                127,783.82
          0.72411

          B) Information Regarding the Performance of the Series 1993-1 Full Amortization
                   Pool with respect to Series 1993-1's
                   Full Amortization Period.


                   (1)    Collections of Scheduled Payments:

                      (a)     The aggregate amount of
                      Collections of Scheduled Payments
                      processed with respect to the Series 1993-1
                      Full Amortization Pool during the
                      Collection Period immediately
                      preceding the Distribution Date
                      allocated to each of Class A and Class B.

                            Class A                       790,975.12
                            Class B                       139,583.87

          <PAGE 4>

                      (b)     The aggregate Contract
                      Balances of the Contracts
                      outstanding and the Participation
                      Balance of the Participation
                      Interest, if any, as of the day
                      before the last day of the
                      Collection Period immediately
                      preceding the Distribution Date
                      allocated to each of Class A and
                      Class B.

                            Class A                     5,328,083.63
                            Class B                       940,250.20

                      (c)     The aggregate amount of
                      Collections of Finance Charge
                      Payments processed with respect to
                      the Series 1993-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                            Class A                        66,866.94
                            Class B                        11,800.05

                      (d)     The aggregate amount of
                      Collections of Principal Payments
                      processed with respect to the Series
                      1993-1 Full Amortization Pool during
                      the Collection Period immediately
                      preceding the Distribution Date
                      allocated to each of Class A and
                                         -2-


                      Class B.

                            Class A                       724,108.18
                            Class B                       127,783.82

          <PAGE 5>

                      (e)     The aggregate amount of net
                      Recoveries processed with respect
                      to the Series 1993-1 Full Amortization
                      Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                            Class A                             0.00
                            Class B                             0.00

                   (2)    Contract Balances of the Contracts
                   and Participation Balance of the Participation
                   Interest, if any, included in the Series 1993-1
                   Full Amortization Pool as of the day
                   before the last day of the immediately
                   preceding Collection Period.

                      (a)     The aggregate Contract
                      Balances and Participation Balance
                      of the Participation Interest, if any,
                      included in the Series 1993-1 Full
                      Amortization Pool as of the day
                      before the last day of the immediately
                      preceding Collection Period.     10,518,860.92

                      (b)     The Class A Invested Amount
                      and the Class B Invested Amount
                      (each as defined in the Pooling and
                      Servicing Agreement) as of the day
                      before the last day of the immediately
                      preceding Collection Period.


                            Class A                     5,328,083.63
                            Class B                       940,250.20

          <PAGE 6>

                      (c)     The Class A Invested Amount on
                      the date of issuance of the Class A
                      Certificates (the "Initial Class A
                      Invested Amount") and the Class B
                      Invested Amount on the date of
                      issuance of the Class B
                      Certificates (the "Initial Class B
                      Invested Amount")

                            Class A                   1,000,000,000.00
                            Class B                     176,470,588.24

                                         -3-


                      (d)     The allocation percentage with
                      respect to the allocation of
                      Finance Charge Payments, Principal
                      Payments and Defaulted Amounts to
                      the Class A Certificateholders with
                      respect to the immediately preceding
                      Collection Period.                       50.65%

                      (e)     The allocation percentage with
                      respect to the allocation of
                      Finance Charge Payments, Principal
                      Payments and Defaulted Amounts to
                      the Class B Certificateholders with
                      respect to the immediately preceding
                      Collection Period.                        8.94%

          <PAGE 7>

                    (3)    Delinquent Balances of Contracts in
                    the Trust.

                   The aggregate Contract Balances of the
          Aggregate
                   Contracts which were delinquent as of           Contract
                   the close of business on the last day of        Balances
                   the Collection Period immediately
                   preceding the Distribution Date:
                      (a)     31-60 days                        0.00

                      (b)     61-90 days                        0.00

                      (c)     91 or more days                   0.00


                                     TOTAL                      0.00

                   (4)    Defaulted Amount.

                   The Defaulted Amount for the Collection
                   Period immediately preceding the
                   Distribution Date allocable to each
                   of Class A and Class B.

                   Class A                                      0.00
                   Class B                                      0.00

                   (5)    Investor Charge-Offs;
                   Reimbursement of Charge-Offs.

                      (a)     The amount of the withdrawal,
                      if any, from the Reserve Account.         0.00

          <PAGE 8>

                      (b)     The amount
                      required for such
                      Distribution Date pursuant to
                                         -4-


                      section 4.05 (c)(i) and (ii)
                      over the Class B Available
                      Finance Charge Collections,
                      but not more than the Class B
                      Investor Default Amount for
                      such Distribution Date, and
                      not below zero (a "Class B
                      Investor Charge-Off").                    0.00

                      (c)     The Excess of the Defaulted
                      Amount allocable to the Class A
                      Certificates over the Class B Investor
                      Charge-Off, which excess is charged
                      to the Class A Invested Amount
                      (a "Class A Investor Charge-Off")         0.00

                      (d)     The amounts of the Class A
                      Investor Charge-Offs and Class B
                      Investor Charge-Offs set forth in
                      item 5(c) and item 5(b) above, per
                      $1,000 interest (which will have
                      the effect of reducing, pro rata,
                      the amount of each Class A
                      Certificateholder's and Class B
                      Certificateholder's Invested
                      Amount, respectively).

                            Class A                             0.00
                            Class B                             0.00

          <PAGE 9>

                      (e)     The total amounts reimbursed
                      to the Trust for such Distribution
                      Date in respect of Class A Investor
                      Charge-Offs and Class B Investor
                      Charge-Offs, respectively, for
                      prior Distribution Dates.

                            Class A                             0.00
                            Class B                             0.00

                      (f)     The amounts set forth in
                      item 5(e) above, per $1,000
                      interest (which will have the
                      effect of increasing, pro rata, the
                      amount of each Class A
                      Certificateholder's and Class B
                      Certificateholder's Invested
                      Amount, respectively).

                            Class A                             0.00
                            Class B                             0.00

                      (g)     The amount, if any, by which
                      the outstanding principal balances
                      of the Class A Certificates and
                      Class B Certificates exceed the
                      Class A Invested Amount and Class B
                                         -5-


                      Invested Amount, respectively, as
                      of the end of the day on the Record
                      Date with respect to the
                      Distribution Date.

                            Class A                             0.00
                            Class B                       211,813.40

          <PAGE 10>

                   (6)    Investor Monthly Servicing fee.

                      The amount of the series 1993-1 Monthly
                      Servicing Fee payable to the Servicer
                      for the Distribution Date.            5,223.61

                   (7)    Available Reserve Amount

                      (a)     The amount available to be
                      withdrawn from the Reserve Account
                      for the Class A Certificateholders
                      as of the close of business on such
                      Distribution Date, before giving
                      effect to all withdrawals from, or
                      deposits to the Reserve Account on
                      such Distribution Date.          10,000,000.00

                      (b)     The ratio of the Available
                      Reserve Amount to the
                      Invested Amount of the Class A
                      Certificates as of the close of
                      business on such Distribution Date,
                      before giving effect to all withdrawals
                      from the Reserve Account and payments
                      to the Reserve Depositor on such
                      Distribution Date.                      217.20%

                   (8)    Deficit Controlled Amortization
                   Amount.

                   The existing Deficit Controlled
                   Amortization amount for such
                   Distribution Date.                           0.00

          <PAGE 11>

          C)       The Pool Factors.

                   The Pool Factors for the preceding
                   Determination Date for Class A and
                   Class B, respectively, which represent
                   the ratios of the Class A Invested
                   Amount and Class B Invested Amount,
                   respectively, as of such Determination
                   Date to the Class A Initial Invested
                   Amount and the Class B Initial Invested
                                         -6-


                   Amount, respectively.

                   Class A                                 0.0046040
                   Class B                                 0.0046040

          D)       Contract Balance.

                   (1)    The aggregate Contract Balances of
                   the Contracts and the Participation
                   Balance of the Participation Interest,
                   if any, included in the Series 1993-1 Full
                   Amortization Pool at the close of business
                   on the last day of the immediately preceding
                   Collection Period.                   9,089,305.28



                                              IBM CREDIT CORPORATION,

                                              /s/ A. Mariani

                                              A. Mariani
                                              Manager Remarketing &
          Investor Accounting

          <PAGE 12>

                                   MONTHLY SERVICER'S CERTIFICATE

                                     IBM CREDIT CORPORATION

                            IBM CREDIT RECEIVABLES LEASE ASSET MASTER TRUST

                                     SERIES 1993-1


                        The undersigned, a duly authorized representative
                   of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a
          Cayman
                   Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does
                   hereby certify as follows:

                   1.     Capitalized terms used in this Certificate
                    have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

                   2.     IBMCC is, as of the date hereof, the Servicer
                    under the Agreement.

                   3.     The undersigned is a Servicing Officer.

                   4.     This Certificate relates to the Distribution
                     Date occurring on March 15, 1999.
          <PAGE 13>
                   5.     As of the date hereof, to the best knowledge
                    of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such Distribution Date.

                   6.     As of the date hereof, to the best knowledge
                    of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                   7.     As of the date hereof, to the best knowledge
                    of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

                   IN WITNESS WHEREOF, the undersigned has duly
                    executed and delivered this Certificate this 10th day of March, 1999.


                                              IBM CREDIT CORPORATION,

                                              /s/ A. Mariani


                                              A. Mariani
                                              Manager Remarketing &
          Investor Accounting
          <PAGE 14>

                                     MONTHLY STATEMENT      Exhibit 7.2

                                     IBM CREDIT RECEIVABLES LEASE ASSET
          MASTER TRUST
                                            SERIES 1994-1


                   Delivered pursuant to Section 4.05 of the Pooling and Servicing Agreement dated as of August 3, 1994, between IBM Credit Receivables, Inc., a Cayman
                   Islands company, as Seller (the "Seller"), IBM Credit
                   Corporation, a Delaware corporation, as Servicer (the
                   "Servicer"), and Norwest Bank Minnesota, National
                   Association, a national banking association, as trustee
                   "Trustee"), set forth below is the required information with respect to the Distribution Date of March 15, 1999 and with respect to the performance of the Trust during Collection Period from February 2, 1999 to March 1,
          1999,
                   Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and
          Servicing
                   Agreement:

                                         -8-


          A)Information Regarding the Current        Total       Per $1000
          Monthly Distribution (Stated in total   Distribution   Original
          and on the basis of $1,000 Original                  Certificate
          certificate Principal Amount).                         Principal
                                                                 Amount

                    (1)     The amounts by Class of the
                   distribution to Class A1 Certificateholders,
                   Class A2 Certificateholders and
                   the Class B Certificateholders
                   on March 15, 1999.

                   Class A1                            0.00        0.00000
                   Class A2                      333,970.79        1.69864
                   Class B                        58,936.02        1.11324

          <PAGE 15>

                      (2)    The amounts by Class of the
                   distribution set forth in paragraph 1
                   above in respect of interest on the
                   Class A1 Certificates and the Class A2
                   and the Class B Certificates.

                   Class A1                            0.00        0.00000
                   Class A2                       12,895.40        0.06559
                   Class B                         2,275.66        0.04298

                      (3)    The amount by Class of the
                      distribution set forth in paragraph 1
                      above in respect of principal of the
                      Class A1 Certificates and the Class A2
                      and the Class B Certificates.

                   Class A1                            0.00        0.00000
                   Class A2                      321,075.39        1.63305
                   Class B                        56,660.36        1.07025

          B)        Information Regarding the Performance of
                      the Series 1994-1 Full Amortization
                      Pool with respect to Series 1994-1's
                      Full Amortization Period.


                      (1)    Collections of Scheduled Payments:

                      (a)     The aggregate amount of
                      Collections of Scheduled Payments
                      processed with respect to the
                      Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                            Class A                             350,724.73
                            Class B                              61,892.60

          <PAGE 16>

                      (b)     The aggregate Contract
                      Balances of the Contracts
                      outstanding and the Participation
                      Balance of the Participation
                      Interests, if any, as of the day
                      before the last day of the
                      Collection Period immediately
                      preceding the Distribution Date
                      allocated to each of Class A and
                      Class B.

                            Class A                           2,362,516.07
                            Class B                             416,914.61

                      (c)     The aggregate amount of
                      Collections of Finance Charge
                      Payments processed with respect to
                      the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                            Class A                              29,649.34
                            Class B                               5,232.24

                      (d)     The aggregate amount of
                      Collections of Principal Payments
                      processed with respect to the
                      Series 1994-1 Full Amortization Pool
                      during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                            Class A                             321,075.39
                            Class B                              56,660.36

          <PAGE 17>

                      (e)     The aggregate amount of net
                      Recoveries processed with respect
                      to the Series 1994-1 Full Amortization Pool during the Collection Period immediately preceding the Distribution Date allocated to each of Class A and Class B.

                            Class A                                   0.00
                            Class B                                   0.00

                      (2)    Contract Balances of the Contracts
                      and Participation Balance of the
                      Participation Interests, included in the
                      Series 1994-1 Full Amortization Pool as of the day before the last day of the immediately preceding Collection Period.
                                        -10-



                      (a)     The aggregate Contract
                      Balances and Participation Balance
                      of the Participation Interests,
                      included in the Series 1994-1 Full
                      Amortization Pool as of the day before the
                      last day of the immediately
                      preceding Collection Period.            4,250,527.09

                      (b)     The Class A1 Invested Amount,
                      Class A2 Invested Amount and
                      the Class B Invested Amount
                      (each as defined in the Pooling and
                      Servicing Agreement) as of the day
                      before the last day of the immediately
                      preceding Collection Period.


                            Class A1                                  0.00
                            Class A2                          2,362,516.07
                            Class B                             416,914.61

          <PAGE 18>

                      (c)     The Class A1 Invested Amount on
                      the date of issuance of the Class A1
                      Certificates (the "Initial Class A1
                      Invested Amount") and the Class A2
                      invested Amount on the date of
                      issuance of the Class A2 Certificates
                      (the "Initial Class A2 Invested
                      Amount") and the Class B
                      Invested Amount on the date of
                      issuance of the Class B
                      Certificates (the "Initial Class B
                      Invested Amount")

                            Class A1                        103,389,000.00
                            Class A2                        196,611,000.00
                            Class B                          52,941,177.00

                      (d)     The allocation percentage with
                      respect to the allocation of
                      Finance Charge Payments, Principal
                      Payments and Defaulted Amounts to
                      the Class A Certificateholders with
                      respect to the immediately preceding
                      Collection Period.                             55.58%

                      (e)     The allocation percentage with
                      respect to the allocation of
                      Finance Charge Payments, Principal
                      Payments and Defaulted Amounts to
                      the Class B Certificateholders with
                      respect to the immediately preceding
                      Collection Period.                              9.81%

                      (3)    Delinquent Balances of Contracts in
                      the Trust.
                                        -11-


          <PAGE 19>


                      The aggregate Contract Balances of the
          Aggregate
                      Contracts which were delinquent as of
          Contract
                      the close of business on the last day
          Balances
                      the Collection Period immediately
                      preceding the Distribution Date:
                      (a)     31-60 days                              0.00

                      (b)     61-90 days                              0.00

                      (c)     91 or more days                         0.00


                                     TOTAL                            0.00

                      (4)    Defaulted Amount.

                      The Defaulted Amount for the Collection
                      Period immediately preceding the
                      Distribution Date allocable to each
                      of Class A and Class B.

                   Class A                                            0.00
                   Class B                                            0.00

                      (5)    Investor Charge-Offs;
                      Reimbursement of Charge-Offs.

                      (a)     The amount of the withdrawal,
                      if any, from the Reserve Account.               0.00

          <PAGE 20>

                      (b)     The amount
                      required for such
                      Distribution Date pursuant to
                      section 4.05 (c)(i) and (ii)
                      over the Class B Available
                      Finance Charge Collections,
                      but not more than the Class B
                      Investor Default Amount for
                      such Distribution Date, and
                      not below zero (a "Class B
                      Investor Charge-Off").                          0.00

                      (c)     The Excess of the Defaulted
                      Amount allocable to the Class A
                      Certificates over the Class B Investor
                      Charge-Off, which excess is charged
                      to the Class A Invested Amount
                                        -12-


                      (a "Class A Investor Charge-Off").              0.00

                      (d)     The amounts of the Class A
                      Investor Charge-Offs and Class B
                      Investor Charge-Offs set forth in
                      item 5(c) and item 5(b) above, per
                      $1,000 interest (which will have
                      the effect of reducing, pro rata,
                      the amount of each Class A
                      Certificateholder's and Class B
                      Certificateholder's Invested
                      Amount, respectively).

                            Class A                                   0.00
                            Class B                                   0.00

          <PAGE 21>

                      (e)     The total amounts reimbursed
                      to the Trust for such Distribution
                      Date in respect of Class A Investor
                      Charge-Offs and Class B Investor
                      Charge-Offs, respectively, for
                      prior Distribution Dates.

                            Class A                                   0.00
                            Class B                                   0.00

                      (f)     The amounts set forth in
                      item 5(e) above, per $1,000
                      interest (which will have the
                      effect of increasing, pro rata, the
                      amount of each Class A
                      Certificateholder's and Class B
                      Certificateholder's Invested
                      Amount, respectively).

                            Class A                                   0.00
                            Class B                                   0.00

                      (g)     The amount, if any, by which
                      the outstanding principal balances
                      of the Class A1 Certificates,
                      Class A2 Certificates and Class B
                      Certificates exceed the Class A1
                      Invested Amount, Class A2
                      Invested Amount and Class B Invested
                      Amount, respectively, as
                      of the end of the day on the Record
                      Date with respect to the
                      Distribution Date.

                            Class A1                                  0.00
                            Class A2                                  0.00
                            Class B                             253,992.68

          <PAGE 22>

                                        -13-


                      (6)    Investor Monthly Servicing fee.

                      The amount of the series 1994-1 Monthly
                      Servicing Fee payable to the Servicer
                      for the Distribution Date.                  2,316.19

                      (7)    Available Reserve Amount

                      (a)     The amount available to be
                      withdrawn from the Reserve Account
                      for the Class A Certificateholders
                      as of the close of business on such
                      Distribution Date, before giving
                      effect to all withdrawals from, or
                      deposits to the Reserve Account on
                      such Distribution Date.                 3,000,000.00

                      (b)     The ratio of the Available
                      Reserve Amount to the
                      Invested Amount of the Class A
                      Certificates as of the close of
                      business on such Distribution Date,
                      before giving effect to all withdrawals
                      from the Reserve Account and payments
                      to the Reserve Depositor on such
                      Distribution Date.                            146.96%

                      (8)    Deficit Controlled Amortization
                      Amount.

                      The existing Deficit Controlled
                      Amortization amount for such
                      Distribution Date.                              0.00

          <PAGE 23>

          C)        The Pool Factors.

                      The Pool Factors for the preceding
                      Determination Date for Class A1,
                      Class A2 and Class B respectively, which represent the ratios of Class A1 Invested
                      Amount, Class A2 Invested Amount
                      and Class B Invested Amount,
                      respectively, as of such Determination
                      Date to the Class A Initial Invested
                      Amount and the Class B Initial Invested
                      Amount, respectively.

                   Class A1                                      0.0000000
                   Class A2                                      0.0103831
                   Class B                                       0.0068048

          D)        Contract Balance.

                      (1)    The aggregate Contract Balances of
                      the Contracts and the Participation
                      Balance of the Participation Interests,
                      included in the Series 1994-1 Full Amortization
                                        -14-


                      Pool at the close of business on the
                      last day of the immediately preceding
                      Collection Period.                      3,672,863.44



                                              IBM CREDIT CORPORATION,

                                              /s/ A. Mariani


                                              A. Mariani
                                              Manager Remarketing &
          Investor Accounting

          <PAGE 24>


                                     MONTHLY SERVICER'S CERTIFICATE

                                     IBM CREDIT CORPORATION

                                     IBM CREDIT RECEIVABLES LEASE ASSET
          MASTER TRUST

                                     SERIES 1994-1


                        The undersigned, a duly authorized representative
                   of IBM Credit Corporation, as Servicer ("IBMCC"), pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-1 Supplement (as amended and supplemented, the "Series Supplement"), among IBM Credit Receivables, Inc., a
          Cayman
                   Islands company, as Seller (the "Seller"), IBM Credit Corporation, a Delaware corporation, as Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, Trustee, does
                   hereby certify as follows:

                   1.     Capitalized terms used in this Certificate
                    have their respective meanings as set forth in the Agreement or Series Supplement, as Applicable.

                   2.     IBMCC is, as of the date hereof, the Servicer
                    under the Agreement.

                   3.     The undersigned is a Servicing Officer.

                   4.     This Certificate relates to the Distribution
                     Date occurring on March 15, 1999.
          <PAGE 25>
                   5.     As of the date hereof, to the best knowledge
                    of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Collection Period preceding such

                    Distribution Date.

                   6.     As of the date hereof, to the best knowledge
                    of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

                   7.     As of the date hereof, to the best knowledge
                    of the undersigned, no Lien has been placed on any of the Contracts other than pursuant to the Agreement.

                   IN WITNESS WHEREOF, the undersigned has duly
                    executed and delivered this Certificate this 10th day of March, 1999.



                                              IBM CREDIT CORPORATION,

                                              /s/ A. Mariani


                                              A. Mariani
                                              Manager Remarketing &
          Investor Accounting